UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Amendment No. 1

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

______________

DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

 (Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 15, 2013, DS Healthcare Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report the November 1, 2012 completion of the acquisition of Divine Skin Laboratories, S.A. DE C.V., a Mexican corporation (the “Original Form 8-K”).  This Current Report on Form 8-K/A amends and restates Item 9.01(a) and 9.01(b) of the Original Form 8-K to include financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were previously filed as exhibits to the Original Form 8-K to: (1) provide an audit opinion and financial statements in conformity with GAAP and Regulation S-X; (2) record adjusting entries of amortizing adjustments to certain expenses provided within the pro forma information; and (3) and related adjustments. This Amended Form 8-K does not make any other changes to the Original Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The audited financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 and 2010 and the financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the periods ended September 30, 2012 (unaudited) and 2011 (audited) are filed herein under Exhibit 99.1.

(b)

Pro forma financial information.

The unaudited pro forma balance sheets as of September 30, 2012 and unaudited pro forma income statements for the year ended December 31, 2011 and for the period ended September 30, 2012 giving effect to the acquisitions of Divine Skin Laboratories, S.A. DE C.V. are filed herein under Exhibit 99.2.

(d)

Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement effective November 1, 2012*
10.17	Compensation Agreement with Fernando Tamez dated November 15, 2012*
10.18	Performance Agreement dated December 11, 2012*
99.1

Audited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011; and Unaudited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the quarter ended September 30, 2012.

99.2	Unaudited pro forma balance sheet as of September 30, 2012 and unaudited pro forma income statements for the year ended December 31, 2011 and for the quarter ended September 30, 2012.

———————

*Previously filed under Form 8-K dated November 1, 2012 as filed on January 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

By:	/s/ Daniel Khesin
Name:	Daniel Khesin
Title:	Chief Executive Officer

Dated:  February 14, 2013